SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ___________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 25, 2002

                            SECURITY BIOMETRICS, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              NEVADA                    0-30711                88-0209119
       --------------------          -------------         ----------------
(State or other jurisdiction of      (Commission            (IRS Employer
     of  incorporation)              File  Number)          Identification No.)


         1410 - 1030 WEST GEORGIA STREET, VANCOUVER, BC, CANADA  V6E 2Y3
    ------------------------------------------------------------------------
        (Address of principal executive offices                  (Zip Code)


  Registrant's telephone number, including area code:            604-609-7749
                                                                --------------


                                 NOT APPLICABLE
      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM  4.  CHANGES  IN  AND  DISAGREEMENTS  WITH  ACCOUNTANTS  ON  ACCOUNTING AND
          ----------------------------------------------------------------------
          FINANCIAL      DISCLOSURE
          -------------------------

     (a)(1)(i) On November 25, 2002, Moffitt & Company P.C. (the "Former Accountant") resigned as our principal accountants.

     (ii) The Former Accountant's reports on the financial statements for the fiscal years ended June 30, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The  Audit  Committee   of   our   Board  of  Directors  approved the
resignation  by  the  Former  Accountant.

     (iv)(A)During the last two fiscal years preceding the Former Accountant's dismissal, there were no disagreements with the Former Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     (B)  Not  applicable.

     (a)(2) On December 5, 2002, we engaged Amisano Hanson Chartered Accountants (the "New Accountant") as our principal accountants to audit our financial statements. The engagement of the New Accountant was approved by the Audit Committee of our Board of Directors and by the Board of Directors

     (a)(3) A letter from the Former Accountant addressed to the Securities and Exchange Commission stating that the Former Accountant agrees with the statements made by us in this report has been filed as an exhibit to this report.


Item  7.  Financial  Statements  and  Exhibits.
          ------------------------------------

(a)     Financial  Statements.

                Not  applicable.


(b)    Exhibits.

      16.1.     Letter  from  Moffitt  &  Company  P.C.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

                                                   SECURITY  BIOMETRICS,  INC.



                                                   By:     /s/  David  Alexander
                                                   -----------------------------
                                                                David  Alexander
                                                         Chief Financial Officer


Dated:  December 9, 2002
        Vancouver, British Columbia

Exhibit  16-1

Moffitt  &  Company,  P.C.
5040  East  Shea  Blvd,  Suite  270
Scottsdale,  Arizona,  85254


November  25,  2002



Securities  and  Exchange  Commission
Mail  Stop  11-3
450  Fifth  Street,  N.W.
Washington,  DC  20549

Dear  Sirs/Madams:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on November 25, 2002, which was filed by our former client, Security Biometrics, Inc. We agree with the statements made in response to that
Item  insofar  as  they  relate  to  our  firm.



Stanley  M.  Moffitt,  CPA
Moffitt  &  Company,  P.C.




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